Exhibit 32

SECTION 1350 CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of PacificHealth Laboratories, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), Jason Ash, President and Chief Operating Officer of the Company, and Stephen P. Kuchen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on our knowledge:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification shall not be deemed “filed” by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

DATE: October 30, 2009

By:	/s/ Jason Ash
Jason Ash, President and Chief Executive Officer
(Principal Executive Officer)

DATE: October 30, 2009

By:	/s/ Stephen P. Kuchen
Stephen P. Kuchen, Chief Financial Officer
(Principal Financial and Accounting Officer)